Exhibit 10.1

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED BASED UPON A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION

SETTLEMENT AGREEMENT AND MUTUAL RELEASES

This Settlement Agreement and Mutual Releases (the "Settlement Agreement" or "Agreement"), is made and entered into by and between, on the one hand, MyMedicalRecords, Inc. ("MMR" or "Plaintiff") and, on the other hand, Walgreen Co. (collectively, "Walgreens" or "Defendant"). Throughout this Agreement, MMR and Walgreens shall be collectively referred to as the "Parties" and individually as a "Party." This Agreement shall have an effective date as of the last day signed below ("Effective Date").

RECITALS

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1. Mutual General Releases.

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2. Settlement Amount.

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3. Dismissal with Prejudice.

Within three (3) business days after MMR receives the wire transfers required by Section 2 and a fully executed copy of this Agreement having the date and signature of Walgreens and Walgreens' counsel, the Parties shall file Stipulated Dismissals of the Legal Actions in their entirety with prejudice. Said dismissals shall note that the Parties are to bear their own attorneys' fees, costs, and expenses.

Further, Walgreens agrees to cooperate in filing a joint motion to terminate any Inter Partes Review of U.S. Patent 8,301,466 resulting from Walgreen's petition filed with the United States Patent and Trademark Office on February 13, 2014, together with a true copy of a redacted settlement agreement as business confidential information at the same time the Stipulated Dismissals of the Legal Actions are filed.

4. Placement of MMR Product on drugstore.com

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5. Advertising on Drugstore.com Only.

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6. Grant of License and Covenant Not to Sue.

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7. Joint Press Release.

No earlier than upon full execution of this Settlement Agreement by all Parties and their counsel, MMR shall be permitted to issue the joint press release annexed hereto as Exhibit D. That press release shall be the only press release or public disclosure relating to this Agreement, unless otherwise required by law or otherwise agreed to by the Parties. To the extent that MMR has not been qualified as a drugstore.com vendor at the time of its issuance, said joint press release shall include language that the business relationship contemplated by the Parties shall be subject to MMR meeting all qualifications of the drugstore.com vendor agreement.

8. Further Discussions Re: Future Business Relationship.

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9. No Admission of Liability.

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10. Waiver and Modification.

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11. Costs and Expenses.

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12. Voluntary and Knowing Release.

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13. Mutual Representations.

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14. Parties Bound.

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15. Severability.

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16. Governing Law and Dispute Resolution.

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17. Confidentiality.

This Agreement is confidential.  Except as provided in Sections 3, 7 and below, the Parties shall not disclose to any other person the terms of this Agreement except with the written consent of the other. The only exceptions to the confidentiality provisions in this paragraph are that disclosure to other persons of the terms of this Agreement is permitted:

a) Where the prior written consent of the other party has been obtained;

b) To a party's executive officers, board of directors, or its employees who need to know such information in order to perform their job functions, in each case such persons being bound by confidentiality agreements to prevent disclosure of confidential information such as this Agreement;

c) To a party's own attorneys, tax consultants, tax advisors, accountants, other financial advisors or existing or prospective insurance providers, who is/are consulted by such party for legal, tax reporting, tax planning, financial planning, advisory, or insurance purposes;

d) Where required in response to an order or other process of a court or administrative agency of competent jurisdiction, including without limitation, any third party subpoena, so long as the party required to respond notifies the other party in a timely fashion so that other party may object, seek to restrict disclosure, or pursue other alternatives in seeking to restrict disclosure of the Agreement; or

e) For purposes of enforcement in court of any legal proceeding related to the Agreement or as an affirmative defense.

Except as set forth in Sections 3 and 7 and in the exceptions described in subsections a) through e), above, in describing this case, a party is only allowed to state that: (1) the matters are/were or have been amicably settled and the terms are confidential; and (2) the Party is not at liberty to provide further information.

Notwithstanding this provision 17, to the extent that SEC requirements call for any portion of this transaction to be disclosed, the Parties agree to cooperate in seeking confidential treatment of this Agreement and its Exhibits.

Except as provided above, the Parties specifically agree not to share with any third parties any "Documents" (as defined in MMR discovery requests) related to the litigation between the Parties that is not of public record. For example, Walgreens shall decline to provide to any party in MMR litigation deposition transcripts or any documents or other information exchanged between the Parties.

Each Party agrees that the damages for a breach of this provision are difficult to calculate and, therefore, agree that a breach of this provision shall be compensable by liquidated damages in an amount no less than $10,000 per violation as against the Party who breached the provision only, unless the victimized party can prove actual damages in excess of that figure.

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18. Entire Understanding.

This Agreement (and any agreement referenced herein) contains the entire understanding of the Parties relating to its subject matter and supersedes all prior and collateral agreements, understandings, statements, and negotiations of the Parties. Each Party acknowledges that all Parties have cooperated in the drafting and preparation of this Agreement (and any agreement referenced herein), and, therefore, no provision of this Agreement (or any agreement referenced herein) is to be construed against any Party based upon the drafting of any provision of this Agreement (or any agreement referenced herein). The Parties have read this Agreement, and they acknowledge that they are entering into this Agreement fully and freely upon their own investigation and knowledge, and each are voluntarily executing this Agreement on their own free will and with advice of counsel.

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_____________________________________________________________________________________________________
[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19. Counterparts and Duplicates.

This Settlement Agreement may be executed in any number of counterparts, with signatures by facsimile or "pdf," all of which shall be deemed to constitute one and the same instrument, and each of which shall be deemed an original.

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized representative.

ACCEPTANCE ON BEHALF OF MYMEDICALRECORDS, INC.

This Agreement is accepted by MyMedicalRecords, Inc.

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Name: Robert H. Lorsch
Its: Chief Executive Officer
Date:

ACCEPTANCE ON BEHALF OF WALGREEN CO.

This Agreement is accepted by Walgreen Co.

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Name:
Its:
Date:

APPROVED AS TO FORM AND CONTENT:

WILLENKEN WILSON LOH & DELGADO LLP ____________________________________ William A. Delgado Attorneys for Walgreen Co.	MCKEE, VOORHEES & SEASE, PLC ____________________________________ John D. Goodhue Attorneys for MyMedicalRecords, Inc.

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D
APPROVED DRAFT OF PRESS RELEASE

FOR IMMEDIATE RELEASE

Walgreens and MyMedicalRecords Reach Settlement Agreement

LOS ANGELES, CA and DEERFIELD, IL (March 6, 2014) - MMRGlobal, Inc. (OTC: MMRF), through its wholly owned subsidiary MyMedicalRecords, Inc. (collectively, "MMR"), and Walgreen Co. (NYSE: WAG) (Nasdaq: WAG) ("Walgreens") announced today that they have entered into a Settlement and Licensing Agreement (the "Agreement") to resolve two patent infringement lawsuits brought by MMR. Pursuant to the terms of the Agreement, Walgreens purchased a Non-Exclusive License to the MMR family of patents. The settlement arises from litigation involving MMR's U.S. Patent No. 8,301,466 and U.S. Patent No. 8,498,883. MMR's patent portfolio also includes U.S. Patent Nos. 8,121,855; 8,117,045; 8,117,646; 8,301,466; 8,321,240; 8,352,287; 8,352,288; 8,498,883; 8,626,532 and 8,645,161 as well as numerous pending applications. Pursuant to the terms of the Agreement, Walgreens has also agreed to sell MMR's MyMedicalRecords Personal Health Record (the "MMR-PHR") on drugstore.com. The remaining terms of the Agreement are confidential.

About MMRGlobal
 MMRGlobal, Inc., through its wholly-owned subsidiary, MyMedicalRecords, Inc., (MMR) is a leading provider of secure and easy-to-use online Personal Health Records ("PHRs") and electronic safe deposit box storage solutions incorporating its patented MyMedicalRecords PHR. Each MyMedicalRecords account covers up to 10 family members, including pets, and enables users to safely store medical records and images and other important documents, such as copies of birth certificates, passports, insurance policies, financial information, wills and advance directives, in the system and access and share them anytime from anywhere over an Internet-connected device anywhere in the world. MyMedicalRecords is currently available in English and Spanish, with other languages being added. Each MMR account includes file upload, e-mail, inbound/outbound fax and voice messaging as well as a special Emergency Login, which makes potentially life-saving health information accessible to medical personnel and first responders. Critical data is pre-selected by users to protect the confidentiality of records in the account. Additionally, each account includes numerous health management tools such as automatic prescription alerts and appointment reminders as well as a drug interaction tool that checks for adverse reactions between over 30,000 prescriptions and over-the-counter medications. The Company's professional offering, MMRPro, is designed to give physicians' offices an easy and cost-effective solution to digitize paper-based medical records and share them with patients through an integrated patient portal. The Company also owns a portfolio of biotech assets that include anti-CD20 antibodies, data and samples from the FavId™ vaccine clinical trials for the treatment of B-Cell Non-Hodgkin's lymphoma. To learn more about MMRGlobal, Inc. visit www.mmrglobal.com. View demos and video tutorials of the Company's products and services at www.mmrtheater.com.

About Walgreens
 As the nation's largest drugstore chain with fiscal 2013 sales of $72 billion, Walgreens (www.walgreens.com) vision is to be the first choice in health and daily living for everyone in America, and beyond. Each day, Walgreens provides more than 6 million customers the most convenient, multichannel access to consumer goods and services and trusted, cost-effective pharmacy, health and wellness services and advice in communities across America. Walgreens scope of pharmacy services includes retail, specialty, infusion, medical facility and mail service, along with respiratory services. These services improve health outcomes and lower costs for payers including employers, managed care organizations, health systems, pharmacy benefit managers and the public sector. The company operates 8,206 drugstores in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Take Care Health Systems is a Walgreens subsidiary that is the largest and most comprehensive manager of worksite health and wellness centers and in-store convenient care clinics, with more than 750 locations throughout the country.

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[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements
All statements in this press release that are not strictly historical in nature, including, without limitation, intellectual property enforcement actions, infringement claims or litigation, intellectual property licenses, and future performance, management's expectations, beliefs, intentions, estimates or projections, constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause MMR's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Some can be identified by the use of words (and their derivations) such as "need," "possibility," "potential," "intend," "offer," "development," "if," "negotiate," "when," "begun," "believe," "achieve," "will," "estimate," "expect," "maintain," "plan," and "continue," or the negative of these words. Actual outcomes and results of operations and the timing of selected events may differ materially from the results predicted, and any reported results should not be considered as an indication of future performance. Such statements are necessarily based on assumptions and estimates and are subject to various risks and uncertainties, including those relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, potential licensees, competitors and legislative, judicial and other governmental authorities and officials. Factors that could cause or contribute to such differences include, but are not limited to: unexpected outcomes with respect to intellectual property enforcement actions, claims of intellectual property infringement and general intellectual property litigation; our ability to maintain, develop, monetize and protect our patent portfolio for both MMR's health IT and biotechnology intellectual property assets in the U.S. and internationally; the timing of milestone payments in connection with licensing our intellectual property; our ability to establish and maintain strategic relationships; changes in our relationships with our licensees; the risk MMR's products are not adopted or viewed favorably by the healthcare community and consumer retail market; business prospects, results of operations or financial condition; risks related to the current uncertainty and instability in financial and lending markets, including global economic uncertainties; the timing and volume of sales and installations; the length of sales cycles and the installation process; the market's acceptance of new product and service introductions; competitive product offerings and promotions; changes in government laws and regulations including the 2009 HITECH Act and changes in Meaningful Use and the 2010 Affordable Care Act; future changes in tax legislation and initiatives in the healthcare industry; undetected errors in our products; the possibility of interruption at our data centers; risks related to third party vendors; risks related to obtaining and integrating third-party licensed technology; risks related to a security breach by third parties; risks associated with recruitment and retention of key personnel; other litigation matters; uncertainties associated with doing business internationally across borders and territories; and additional risks discussed in MMR's filings with the Securities and Exchange Commission. MMR is providing this information as of the date of this release and, except as required by applicable law, does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

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CONTACT:

MMRGlobal:
Bobbie Volman
 bvolman@mmrmail.com
(310) 476-7002, Ext. 7015

_____________________________________________________________________________________________________
[***]:Certain confidential information contained in this document marked with three asterisks has been omitted and filed separately with the Securities and Exchange Commission pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.